Third Quarter 2019 Earnings Presentation October 31, 2019 www.ussteel.com

Forward-looking Statements These slides are being provided to assist readers in understanding the results of operations, financial condition and cash flows of United States Steel Corporation for the third quarter of 2019. They should be read in conjunction with the consolidated financial statements and Notes to Consolidated Financial Statements contained in our Annual Report on Form 10-K and Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. This presentation contains information that may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We intend the forward-looking statements to be covered by the safe harbor provisions for forward-looking statements in those sections. Generally, we have identified such forward- looking statements by using the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “target,” “forecast,” “aim,” “should,” “will” and similar expressions or by using future dates in connection with any discussion of, among other things, operating performance, trends, events or developments that we expect or anticipate will occur in the future, statements relating to volume changes, share of sales and earnings per share changes, and statements expressing general views about future operating results. However, the absence of these words or similar expressions does not mean that a statement is not forward-looking. Forward-looking statements are not historical facts, but instead represent only the Company’s beliefs regarding future events, many of which, by their nature, are inherently uncertain and outside of the Company’s control. It is possible that the Company’s actual results and financial condition may differ, possibly materially, from the anticipated results and financial condition indicated in these forward-looking statements. Management believes that these forward-looking statements are reasonable as of the time made. However, caution should be taken not to place undue reliance on any such forward-looking statements because such statements speak only as of the date when made. Our Company undertakes no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. In addition, forward-looking statements are subject to certain risks and uncertainties that could cause actual results to differ materially from our Company's historical experience and our present expectations or projections. These risks and uncertainties include, but are not limited to the risks and uncertainties described in “Item 1A. Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2018, the Quarterly Report on Form 10-Q for the quarter ended September 30, 2019 and those described from time to time in our future reports filed with the Securities and Exchange Commission. References to "we," "us," "our," the "Company," and "U. S. Steel," refer to United States Steel Corporation and its consolidated subsidiaries. 2

Explanation of Use of Non-GAAP Measures We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share, earnings (loss) before interest, income taxes, depreciation and amortization (EBITDA) and adjusted EBITDA, which are non-GAAP measures, as additional measurements to enhance the understanding of our operating performance. We believe that EBITDA and segment EBITDA, considered along with net earnings (loss) and segment earnings (loss) before interest and income taxes, are relevant indicators of trends relating to our operating performance and provide management and investors with additional information for comparison of our operating results to the operating results of other companies. Net debt is a non-GAAP measure calculated as total debt less cash and cash equivalents. We believe net debt is a useful measure in calculating enterprise value. Both EBITDA and net debt are used by analysts to refine and improve the accuracy of their financial models which utilize enterprise value. We believe the cash conversion cycle is a useful measure in providing investors with information regarding our cash management performance and is a widely accepted measure of working capital management efficiency. The cash conversion cycle should not be considered in isolation or as an alternative to other GAAP metrics as an indicator of performance. Adjusted net earnings (loss) and adjusted net earnings (loss) per diluted share are non-GAAP measures that exclude the effects of items such as the December 24, 2018 Clairton coke making facility fire, the United Steelworkers (USW) labor agreement signing bonus and related costs, gains (losses) on the sale of ownership interests in equity investees, restructuring charges, restart and related costs associated with Granite City Works, debt extinguishment and other related costs and the reversal of our tax valuation allowance that are not part of the Company's core operations (Adjustment Items). Adjusted EBITDA is also a non-GAAP measure that excludes certain Adjustment Items. We present adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA to enhance the understanding of our ongoing operating performance and established trends affecting our core operations, by excluding the adjustment items that can obscure underlying trends. U. S. Steel's management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA as alternative measures of operating performance and not alternative measures of the Company's liquidity. U. S. Steel’s management considers adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA useful to investors by facilitating a comparison of our operating performance to the operating performance of our competitors. Additionally, the presentation of adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA provides insight into management’s view and assessment of the Company’s ongoing operating performance, because management does not consider the adjustment items when evaluating the Company’s financial performance. Adjusted net earnings (loss), adjusted net earnings (loss) per diluted share and adjusted EBITDA should not be considered a substitute for net earnings (loss), earnings (loss) per diluted share or other financial measures as computed in accordance with U.S. GAAP and is not necessarily comparable to similarly titled measures used by other companies. 3

Delivering on our S.T.E.E.L. Principles Safety First Days Away from Work1 0.17 0.15 0.14 Trust & Respect 0.13 0.11 Environmentally Friendly Activities 2015 2016 2017 2018 3Q 2019 Ethical Behavior TTM Lawful Business Conduct 1 Days Away from Work is defined as number of days away cases x 200,000 / hours worked 4

THIRD QUARTER UPDATE

Third Quarter 2019 Financial Highlights Reported Net Earnings (Loss) $ Millions Adjusted Net Earnings (Loss) $ Millions $592 $321 $324 $291 $81 $78 $54 $68 -$84 -$35 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Adjusted Profit 8% 16% 2% 2% (3%) Profit 9% 9% 2% 2% (1%) Margin: Margin: Segment EBIT1 $ Millions Adjusted EBITDA2 $ Millions $400 $398 $526 $535 $142 $128 $285 $278 $144 -$17 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Segment Adjusted EBIT 11% 11% 4% 4% (1%) EBITDA 14% 14% 8% 8% 5% Margin1: Margin2: 1 Earnings before interest and income taxes 2 Earnings before interest, income taxes, depreciation and amortization Note: For reconciliation of non-GAAP amounts see Appendix. 6

Flat-rolled Segment Key Segment Statistics Select End – Market Indicators1 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Automotive Shipments: 2,659 2,733 2,725 2,804 2,654 September sales beat expectations at SAAR2 of 17.19M. in 000s, net tons Vehicle inventories stable at 66 days despite GM strike. Production: 2,933 3,334 3,075 2,984 2,783 Construction in 000s, net tons Dodge square footage consistent through the past several months. Non-Residential put in place increased by 3% in Adjusted EBITDA $ Millions September compared to August. $426 $392 Service Centers September carbon flat-rolled tons per day up 4% versus $244 $199 August 2019, but down 4% versus September 2018. Inventory $167 is low at 2.1 months supply versus 2.5 months a year ago. Contract vs. Spot Mix 77% Contract; 23% Spot 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 1% EBITDA Margin: 15% 16% 8% 9% 7% 20% 32% Average Selling Price $ / net ton $859 $823 $798 $779 $732 19% 5% 23% 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Firm (32%) Market Based Semi-Annual (1%) Cost Based (5%) Market Based Quarterly (19%) Spot (23%) Market Based Monthly (20%) 1Source: Wards, Dodge, MSCI 2SAAR = seasonally adjusted annual rate 7

U. S. Steel Europe Segment Key Segment Statistics Select End – Market Indicators1 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Automotive Shipments: 1,101 1,073 1,064 1,004 765 EU car production expected to decline 3.7% year-over-year in 000s, net tons (y-o-y) in 2019, however the V4 region2 is projected to grow 2.3% over the same time frame. Production: 1,210 1,213 1,159 1,148 823 in 000s, net tons Construction In 2019, the construction sector is expected to grow by 1.9% Adjusted EBITDA $ Millions y-o-y, driven largely by public construction projects. $95 $85 Service Center $52 Steel distributor customers are not replenishing inventory and are running inventory down to year-end. $13 Contract vs. Spot Mix 65% Contract; 35% Spot ($23) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 9% EBITDA Margin: 12% 11% 7% 2% (4%) 7% Average Selling Price $ / net ton 47% $669 $686 $670 $652 $656 35% 2% 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Firm (47%) Cost Based (2%) Market Based Quarterly (7%) Spot (35%) Market Based Monthly (9%) 1Source: Eurofer, USSK Marketing, IHS, Eurometal 2Visegrad Group – Czech Republic, Hungary, Poland, and Slovakia 8

Tubular Segment Key Segment Statistics Select End – Market Indicators1 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Oil Prices Shipments: 184 216 207 195 174 West Texas Intermediate Oil Price at ~$54/barrel, up ~18% in 000s, net tons since the end of 2018. Imports Imports of OCTG remain high. During 3Q, import share of OCTG Adjusted EBITDA $ Millions apparent market demand is projected to be approximately 40%. $21 $18 OCTG Inventory $8 $6 Overall, OCTG supply chain inventory is between 3 and 3.5 months. Contract vs. Spot Mix 32% Program; 68% Spot ($14) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 EBITDA Margin: 6% 2% 6% 2% (5%) 32% Average Selling Price $ / net ton $1,602 $1,549 $1,488 $1,524 $1,417 68% 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Program (32%) Spot (68%) 1Source: Bloomberg, US Department of Commerce, Preston Publishing 9

Third Quarter Segment EBITDA Bridges 3Q 2018 vs 3Q 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. Raw Materials: The favorable impact is primarily the result of $392 $97 lower costs for purchased scrap. $15 $167 Maintenance & Outage: There is no year-over-year change. ($337) 3Q Commercial Raw Maintenance Other 3Q Other: The favorable impact is primarily the result of reduced 2018 Materials & Outage 2019 variable compensation and lower energy costs. U. S. Steel Europe $ Millions Commercial: The unfavorable impact is primarily the result of decreased volumes and lower average realized prices. $95 Raw Materials: The unfavorable impact is primarily the result of higher costs for iron ore. ($67) $7 ($23) Maintenance & Outage: The change is not material. ($34) ($24) Other: The unfavorable impact is primarily the result of higher energy 3Q Commercial Raw Maintenance Other 3Q costs and an unfavorable change in the U.S. Dollar / Euro exchange rate. 2018 Materials & Outage 2019 Tubular $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $32 $18 Raw Materials: The favorable impact is primarily the result of lower costs for steel substrate for hot rolled bands from our Flat-Rolled ($8) ($14) segment and rounds purchased from third-party suppliers. ($15) Maintenance & Outage: The unfavorable impact is primarily the ($41) result of investment related costs. 3Q Commercial Raw Maintenance Other 3Q Other: The unfavorable change is primarily the result of inventory 2018 Materials & Outage 2019 changes and costs associated with continued execution of Tubular’s commercial and technology strategy. 10

Cash and Liquidity Cash from Operations $ Millions Cash and Cash Equivalents $ Millions $938 $1,515 $1,553 $826 $754 $1,000 $755 $360 $396 $476 YE 2015 YE 2016 YE 2017 YE 2018 YTD 2019 YE 2015 YE 2016 YE 2017 YE 2018 YTD 2019 Total Estimated Liquidity $ Millions Net Debt $ Millions $3,350 $2,383 $2,899 $2,830 $2,091 $2,375 $1,978 $1,516 $1,381 $1,150 YE 2015 YE 2016 YE 2017 YE 2018 YTD 2019 YE 2015 YE 2016 YE 2017 YE 2018 YTD 2019 11

“BEST OF BOTH” STRATEGY UPDATE

Organizational Changes to Occur Through January 1, 2020 CURRENT Kevin Christine Scott Doug ROLE Bradley Breves Buckiso Matthews Executive Vice President SVP, Manufacturing SVP, Automotive SVP, Industrial, Service & Chief Financial Officer Support & Chief Supply Solutions Center, Mining Solutions Chain Officer and Tubular FUTURE Resigning as CFO effective SVP, Chief Financial Officer SVP, Chief Manufacturing SVP, Chief Commercial & November 4, 2019 Officer – NAFR Technology Officer ROLE & CHANGES To stay on as an Executive Effective November 4, 2019 To lead all NAFR To lead all N. American Vice President and Adviser production facility activities commercial activities and through December 31, with a focus on safety, integrate all innovation, R&D, 2019 quality, delivery, and cost and IT in N. America for customers and stockholders Maintains leadership of Mining and Tubular businesses Effective January 1, 2020 Effective January 1, 2020 13

Enhanced Operating Model to Support the Next Phase of Strategy Execution Aligning around our world competitive “Best of Both” strategy Creating a more nimble and efficient executive function Enhancing focus on operational and commercial excellence and promoting technological innovation 14

Executing on Our Strategic Framework 6 To Be 1 As-Is World competitive “best of ▪ ▪ Reshaped footprint both” integrated and mini 6 mill business models ▪ Transformed balance sheet To Be ▪ Improved competitiveness ▪ Executing technology and and through cycle cash 5 1 capability driven strategy flow Financial As-Is 5 Financial Strategy Strategy 2 Operating Improvements ▪ Financing Scenario ▪ Move Down the Cost Curve – ERBs ▪ Win in Strategic Markets – Vendor Supported ▪ Move Up the Talent Curve Financing 4 2 – USSK Revolver – Upsize ABL Portfolio Operating – Senior Notes Moves Improvements ▪ Step 2 – Big River Steel 3 3 Strategic Projects Call Option Strategic ▪ XG3™ AHSS Projects ▪ Dynamo Line at USSK 4 Portfolio Moves ▪ Endless Casting and Rolling ▪ Big River Steel at Mon Valley ▪ EAF at Tubular ▪ Gary Hot Strip Mill 15

Strategy Brings Together the “Best of Both” ✓ World competitive positioning in strategic, high-margin end markets ✓ Unparalleled product platform to serve * customers ✓ Big River will unlock value across our entire footprint Transforms business to drive long term cash flow through industry cycles * Following U. S. Steel’s acquisition of the remaining 50.1% interest in Big River Steel within the next four years 16

Playing Offense and Will be Flexible to Ensure the Strategy is Executed Our Strategic Priorities … Our Strategy Delivers … 1 Big River Steel Cost Differentiation 2 EAF at Tubular* Capability 3 Endless Casting and Rolling at Mon Valley* Differentiation 4 Gary Hot Strip Mill* World Competitive Footprint 5 Dynamo Line at USSK* Currently expect 2020 capital spending to be ~$950 million * Included in U. S. Steel’s capital spending budget 17

FINANCING UPDATE

Raised ~$1.1 Billion Incremental Capital to Enable Execution of Our Strategy $350M $275M $500M Convertible Notes ERBs1 ABL2 Upsize $300M offering + $275M offering $500M upsize $50M greenshoe (to fund Fairfield EAF) ($700M draw funded Big River purchase) 7-years, non- 30-years, payable 5-years callable for 4 years at maturity Attractive 5.00% Attractive 5.75% Enhanced liquidity coupon coupon Unsecured, Unsecured, Flexible Covenant light Covenant light 1 Environmental Revenue Bonds 2 Asset-backed Loan 19

APPENDIX

Second Quarter Segment EBITDA Bridges 2Q 2019 vs 3Q 2019 Flat-rolled $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices. $35 Raw Materials: The favorable impact is primarily the result of $27 $244 $22 reduced costs for scrap and blast furnace fuels. $167 ($161) Maintenance & Outage: The favorable impact is primarily the result of fewer planned outages. 2Q Commercial Raw Maintenance Other 3Q Other: The favorable impact is primarily the result of reduced 2019 Materials & Outage 2019 variable compensation and lower energy costs. U. S. Steel Europe $ Millions Commercial: The unfavorable impact is primarily the result of decreased volumes. $13 Raw Materials: The change is not material. ($23) ($22) ($1) Maintenance & Outage: The unfavorable impact is primarily the ($6) result of investment related costs and higher planned outages. ($7) Other: The unfavorable impact is primarily the result of higher 2Q Commercial Raw Maintenance Other 3Q energy costs. 2019 Materials & Outage 2019 Tubular $ Millions Commercial: The unfavorable impact is primarily the result of lower average realized prices and decreased volumes. $6 $20 Raw Materials: The favorable impact is primarily the result of lower ($3) ($14) costs for steel substrate for rounds purchased from third-party suppliers and hot rolled bands from our Flat-Rolled segment. ($9) Maintenance & Outage: The unfavorable impact is primarily the ($28) result of investment related costs. 2Q Commercial Raw Maintenance Other 3Q Other: The unfavorable impact is primarily the result of inventory 2019 Materials & Outage 2019 changes. 21

Total Corporation Adjusted EBITDA Bridges 3Q 2018 vs 3Q 2019 $ Millions 3Q 2018 vs 3Q 2019 $ Millions $526 $526 ($225) $51 $13 ($118) ($32) $144 ($7) $144 ($445) ($1) 3Q Commercial Raw Maintenance Other 3Q 3Q Flat- U. S. Steel Tubular Other 3Q 2018 Materials & Outage 2019 2018 rolled Europe 2019 2Q 2019 vs. 3Q 2019 $ Millions 2Q 2019 vs. 3Q 2019 $ Millions $18 $18 ($77) $278 $41 $278 ($36) ($20) ($1) $144 $144 ($211) 2Q Commercial Raw Maintenance Other 3Q 2Q Flat- U. S. Steel Tubular Other 3Q 2019 Materials & Outage 2019 2019 rolled Europe 2019 22

Reconciliation of Segment EBITDA Segment EBITDA – Flat-rolled 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 ($ millions) Segment earnings before interest and income taxes $305 $328 $95 $134 $46 Depreciation 87 98 104 110 121 Flat-rolled Segment EBITDA $392 $426 $199 $244 $167 Segment EBITDA – U. S. Steel Europe 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 ($ millions) Segment earnings (loss) before interest and income taxes $72 $62 $29 ($10) ($46) Depreciation 23 23 23 23 23 U. S. Steel Europe Segment EBITDA $95 $85 $52 $13 ($23) Segment EBITDA – Tubular 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 ($ millions) Segment earnings (loss) before interest and income taxes $7 ($3) $10 ($6) ($25) Depreciation 11 11 11 12 11 Tubular Segment EBITDA $18 $8 $21 $6 ($14) 23

Reconciliation of Net Debt Net Debt YE YE YE YE YTD ($ millions) 2015 2016 2017 2018 2019 Short-term debt and current maturities of long- $45 $50 $3 $65 $67 term debt Long-term debt, less unamortized discount and 3,093 2,981 2,700 2,316 2,500 debt issuance costs Total Debt $3,138 $3,031 $2,703 $2,381 $2,567 Less: Cash and cash equivalents 755 1,515 1,553 1,000 476 Net Debt $2,383 $1,516 $1,150 $1,381 $2,091 24

Reconciliation of Reported and Adjusted Net Earnings ($ millions) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Reported net earnings (loss) attributable to U. S. Steel $291 $592 $54 $68 ($84) December 24, 2018 Clairton coke making facility fire ─ ─ 27 10 7 Restructuring Charges ─ ─ ─ ─ 42 United Steelworkers labor agreement signing bonus and related ─ ─ 88 ─ ─ costs Reversal of tax valuation allowance ─ ─ (374) ─ ─ Gain on equity investee transactions ─ ─ (20) ─ ─ Loss on debt extinguishment and other related costs ─ 3 21 ─ ─ Granite City Works restart and related costs ─ 27 17 ─ ─ Adjusted net earnings (loss) attributable to U. S. Steel $321 $324 $81 $78 ($35) 25

Reconciliation of Adjusted EBITDA ($ millions) 3Q 2018 4Q 2018 1Q 2019 2Q 2019 3Q 2019 Reported net earnings (loss) attributable to U. S. Steel $291 $592 $54 $68 ($84) Income tax provision (benefit) 23 (339) 8 (7) (44) Net interest and other financial costs 59 60 49 54 48 Reported earnings (loss) before interest and income taxes $373 $313 $111 $115 ($80) Depreciation, depletion and amortization expense 126 137 143 150 161 EBITDA $499 $450 $254 $265 $81 December 24, 2018 Clairton coke making facility fire ─ ─ 31 13 9 Restructuring Charges ─ ─ ─ ─ 54 United Steelworkers labor agreement signing bonus and ─ 88 ─ ─ ─ related costs Gain on equity investee transactions ─ (20) ─ ─ ─ Granite City Works restart and related costs 27 17 ─ ─ ─ Adjusted EBITDA $526 $535 $285 $278 $144 26

INVESTOR RELATIONS Kevin Lewis General Manager 412-433-6935 klewis@uss.com Eric Linn Manager 412-433-2385 eplinn@uss.com www.ussteel.com